Exhibit 99.3

Lumos Networks Corporation

2011-2012 Revenue Reclassification Schedule

February 28, 2013

$000

Unaudited

Note: The Revenue As Reclassified amounts for 2011 and 2012 in the table below include reclassifications among product categories from those previously reported and represent management’s view of product revenues as they will be classified beginning in 2013. This information is unaudited and is being presented to allow the user to perform trending analyses on a go forward basis.

	Revenue As Reclassified
	2011 Reclassified (Unaudited)					2012 Reclassified (Unaudited)
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Revenue
Strategic Data Revenue
Enterprise Data	8,327	8,468	8,764	8,907	34,466	9,131	9,507	9,954	10,188	38,781
% of data revenue	37.9%	37.1%	37.0%	35.6%	36.8%	35.3%	35.8%	36.4%	35.1%	35.7%
Carrier Data	9,493	10,173	10,639	11,670	41,976	12,182	12,376	12,709	14,074	51,342
% of data revenue	43.2%	44.5%	44.9%	46.6%	44.9%	47.1%	46.6%	46.5%	48.5%	47.2%
IP Services	4,139	4,198	4,300	4,469	17,107	4,549	4,648	4,689	4,730	18,616
% of data revenue	18.9%	18.4%	18.1%	17.8%	18.3%	17.6%	17.5%	17.1%	16.3%	17.1%

Total	21,960	22,839	23,704	25,047	93,550	25,862	26,531	27,352	28,993	108,738
% of total revenue	41.7%	43.9%	45.9%	49.0%	45.1%	50.3%	52.2%	52.6%	55.0%	52.6%

Legacy Voice Revenue
CLEC	14,402	13,783	13,361	12,812	54,359	12,010	11,509	11,244	10,703	45,466
% of voice revenue	71.9%	71.7%	71.8%	72.0%	71.9%	71.7%	71.1%	70.0%	69.5%	70.6%
RLEC	5,630	5,429	5,258	4,973	21,290	4,734	4,677	4,830	4,696	18,936
% of voice revenue	28.1%	28.3%	28.2%	28.0%	28.1%	28.3%	28.9%	30.0%	30.5%	29.4%

Total	20,032	19,212	18,619	17,785	75,648	16,744	16,186	16,074	15,399	64,403
% of total revenue	38.1%	36.9%	36.1%	34.8%	36.5%	32.6%	31.9%	30.9%	29.2%	31.1%

Access Revenue
CLEC	3,270	3,164	2,765	2,764	11,963	2,720	2,545	2,410	1,938	9,613
% of access revenue	30.7%	31.6%	29.8%	33.4%	31.3%	30.9%	31.5%	28.2%	23.4%	28.5%
RLEC	7,382	6,847	6,513	5,511	26,254	6,086	5,541	6,140	6,350	24,117
% of access revenue	69.3%	68.4%	70.2%	66.6%	68.7%	69.1%	68.5%	71.8%	76.6%	71.5%

Total	10,652	10,011	9,278	8,275	38,216	8,806	8,086	8,550	8,288	33,730
% of total revenue	20.2%	19.2%	18.0%	16.2%	18.4%	17.1%	15.9%	16.5%	15.7%	16.3%

Total revenue	52,644	52,062	51,601	51,107	207,414	51,412	50,803	51,977	52,679	206,871

	Reclassification Adjustments
	2011 Reclassification Adjustments, net					2012 Reclassification Adjustments, net
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Revenue
Strategic Data Revenue
Enterprise Data	267	283	316	469	1,335	464	468	506	560	1,999
% of data revenue
Carrier Data	1,019	1,076	1,066	1,165	4,327	1,245	1,180	754	1,049	4,229
% of data revenue
IP Services	(112)	(73)	(64)	(46)	(294)	(38)	(36)	(29)	(24)	(127)
% of data revenue

Total	1,175	1,286	1,319	1,589	5,369	1,671	1,612	1,231	1,586	6,100
% of total revenue

Legacy Voice Revenue
CLEC	(14)	(15)	(14)	(13)	(55)	0	0	0	(0)	0
% of voice revenue
RLEC	471	426	318	36	1,251	(22)	(33)	(44)	(187)	(287)
% of voice revenue

Total	457	411	304	23	1,195	(22)	(33)	(44)	(187)	(286)
% of total revenue

Access Revenue
CLEC	82	42	31	6	161	5	5	(3)	(10)	(3)
% of access revenue
RLEC	(1,714)	(1,739)	(1,654)	(1,618)	(6,724)	(1,654)	(1,584)	(1,185)	(1,388)	(5,811)
% of access revenue

Total	(1,632)	(1,697)	(1,623)	(1,612)	(6,564)	(1,649)	(1,579)	(1,188)	(1,398)	(5,814)
% of total revenue

Total revenue	—	—	—	—	—	—	—	—	—	—

	Revenue As Reported
	2011 As Reported (Unaudited)					2012 As Reported (Unaudited)
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Revenue
Strategic Data Revenue
Enterprise Data	8,060	8,185	8,448	8,438	33,131	8,667	9,039	9,448	9,628	36,782
% of data revenue	38.8%	38.0%	37.7%	36.0%	37.6%	35.8%	36.3%	36.2%	35.1%	35.8%
Carrier Data	8,474	9,097	9,573	10,505	37,649	10,937	11,196	11,955	13,025	47,113
% of data revenue	40.8%	42.2%	42.8%	44.8%	42.7%	45.2%	44.9%	45.8%	47.5%	45.9%
IP Services	4,251	4,271	4,364	4,515	17,401	4,587	4,684	4,718	4,754	18,743
% of data revenue	20.5%	19.8%	19.5%	19.2%	19.7%	19.0%	18.8%	18.1%	17.3%	18.3%

Total	20,785	21,553	22,385	23,458	88,181	24,191	24,919	26,121	27,407	102,638
% of total revenue	39.5%	41.4%	43.4%	45.9%	42.5%	47.1%	49.1%	50.3%	52.0%	49.6%

Legacy Voice Revenue
CLEC	14,416	13,798	13,375	12,825	54,414	12,010	11,509	11,244	10,703	45,466
% of voice revenue	73.6%	73.4%	73.0%	72.2%	73.1%	71.6%	71.0%	69.8%	68.7%	70.3%
RLEC	5,159	5,003	4,940	4,937	20,039	4,756	4,710	4,874	4,883	19,223
% of voice revenue	26.4%	26.6%	27.0%	27.8%	26.9%	28.4%	29.0%	30.2%	31.3%	29.7%

Total	19,575	18,801	18,315	17,762	74,453	16,766	16,219	16,118	15,586	64,689
% of total revenue	37.2%	36.1%	35.5%	34.8%	35.9%	32.6%	31.9%	31.0%	29.6%	31.3%

Access Revenue
CLEC	3,188	3,122	2,734	2,758	11,802	2,715	2,540	2,413	1,948	9,616
% of access revenue	26.0%	26.7%	25.1%	27.9%	26.4%	26.0%	26.3%	24.8%	20.1%	24.3%
RLEC	9,096	8,586	8,167	7,129	32,978	7,740	7,125	7,325	7,738	29,928
% of access revenue	74.0%	73.3%	74.9%	72.1%	73.6%	74.0%	73.7%	75.2%	79.9%	75.7%

Total	12,284	11,708	10,901	9,887	44,780	10,455	9,665	9,738	9,686	39,544
% of total revenue	23.3%	22.5%	21.1%	19.3%	21.6%	20.3%	19.0%	18.7%	18.4%	19.1%

Total revenue	52,644	52,062	51,601	51,107	207,414	51,412	50,803	51,977	52,679	206,871